UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

BlueLinx Holdings Inc.

(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, GA	30067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 953-7000

____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2025, the Board of Directors (the “Board”) of BlueLinx Holdings Inc. (the “Company”) elected Christina M. Corley as a director, effective September 22, 2025, with a term expiring at the 2026 annual meeting of the Company’s stockholders. The Board has determined that Ms. Corley is “independent” under the corporate governance standards of the New York Stock Exchange.

Ms. Corley will receive compensation for her service as a non-employee director in accordance with the Company’s annual director compensation program. In connection with Ms. Corley’s appointment to the Board, the Board appointed Ms. Corley to serve on the Human Capital and Compensation Committee and the Nominating and Governance Committee of the Board.

There are no arrangements or understandings between Ms. Corley and any other persons pursuant to which Ms. Corley was selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding Ms. Corley that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The press release announcing the appointment of Ms. Corley to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
99.1	Press Release dated September 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.
(Registrant)

Dated: September 26, 2025	By:	/s/ Shyam K. Reddy
Shyam K. Reddy
President and Chief Executive Officer